UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2010
Date of Report (Date of earliest event reported)

International Fight League, Inc.
(Exact name of Registrant as specified in its Charter)

Delaware	000-21134	04-2893483
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

980 N. Federal Highway, Suite 314, Boca Raton, FL 33432
(Address of principal executive offices, including Zip Code)

(561) 367-1055
(Registrant’s Telephone Number, including Area Code)

7365 Main Street, # 191, Stratford, CT 06614
(Former Address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS AND INFORMATION

          This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

          Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the exhibits attached to this Current Report on Form 8-K

Explanation of Amendment. This Amendment to the Current Report on Form 8K filed by the Registration on January 14, 2010 relates to the inadvertent omission of the fact that C. Leo Smith is also the sole director, Chief Executive Officer and Chief Financial Officer of Osler, Incorporated., a company whose securities are registered under Section 12 (g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Item 5.02 has been amended below by adding an additional paragraph to the end of Item 5.02 to disclose that Mr. Smith holds such positions.

Section 1 – Registrant’s Business and Operations

Item 1.01 -Entry into a Material Definitive Agreement Item 3.02 Unregistered Sales of Equity Securities.

          See the disclosure under Item 1.01 of the Current Report on Form 8-K filed by International Fight League, Inc. (hereinafter referred to as “we,” “us,” “our,” or the “Company”) on January 14, 2010.

Section 3 – Securities and Trading Markets

Item 3.02 - Unregistered Sales Of Equity Securities

          See the disclosure under Item 3.02 of the Current Report on Form 8-K filed by Company on January 14, 2010.

Section 5 – Corporate Governance and Management

Item 5.01 - Changes in Control of the Registrant

          See the disclosure under Item 5.01 of the Current Report on Form 8-K filed by the Company on January 14, 2010.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

          On January 11, 2010 Jagid and Waldman resigned their positions as members of the Board of Directors of the Company (hereinafter the “Board”) and as officers of the Company. Their resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On January 11, 2010, Smith was elected to the Board and was appointed the Company’s Chief Executive Officer and Chief Financial Officer. As set forth above Smith, through his ownership of IMS, possesses voting control over the Company.

          The biographical information for Smith is as follows:

          C. Leo Smith, 41, previously served as the Chairman of the Board of Directors and Chief Executive Officer and Chief Financial Officer of Smith International Enterprises, Inc., d/b/a AmeriPlast Manufacturing, from the inception of the company in 1991 until it was sold in 2002. Ameriplast Manufacturing was a privately held manufacturer of pre-paid telephone calling cards and stored value cards, such as gift cards and credit cards.

          In April 2002, AmeriPlast Manufacturing was sold to Signature Graphics Inc., a privately held company. In June 2002 Signature Graphics Inc., which had previously acquired all of the assets and liabilities of AmeriPlast Manufacturing, filed for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Middle District of Florida-Orlando Division.

          The proposed reorganization plan of Signature Graphics, Inc. was rejected, and was converted into a Chapter 7 Liquidation in March 2003. Mr. Smith subsequently filed for Chapter 7 Personal Bankruptcy on October 14, 2005. Such filing was caused by the fact that all of the asset, equipment, and machinery leases and mortgages of AmeriPlast Manufacturing were personally guaranteed by Mr. Smith. He was discharged from bankruptcy on April 4, 2006 by Judge Raymond James.

          In 2003, subsequent to the sale of Ameriplast Manufacturing, Mr. Smith formed and founded Advanced Imaging Systems, Inc., a privately held company. Advanced Imaging Systems’ business was similar to that of AmeriPlast Manufacturing, but on a smaller scale, though far more automated and sophisticated. The eventual goal of Advanced Imaging Systems was to concentrate strictly on manufacturing and developing secured credit cards, smart cards, and biometric cards.

          In the latter part of 2003, Advanced Imaging Systems was acquired by a publicly held company, A. M. S. Marketing, Inc., which company was subsequently renamed International Imaging Systems, Inc. Mr. Smith was the Chief Executive Officer of International Imaging Systems, Inc. until the company was sold to a private investment group in September 2006.

          Since September 2006, Mr. Smith has provided business consulting services to a number of privately held domestic and foreign corporations. Such consulting services have primarily been in the areas of marketing and/or manufacturing.

          Since July 2009 Mr. Smith has been the sole director of Osler, Incorporated (“Osler”). Osler is a shell company as defined in Rule 12b-2 of the Exchange Act. Since September 2009, Mr. Smith has also served as the Chief Executive Officer and Chief Financial Officer of Osler.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

International Fight League, Inc.

/s/ C. Leo Smith

Dated: January 15, 2010	C. Leo Smith, Chief Executive Officer

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

No. 10.16*	Stock Purchase Agreement dated January 11, 2010, by and between International Fight League, Inc. and Insurance Marketing Solutions, LLC

*Included with the Company’s Current Report on Form 8K filed on January 14, 2010.